UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2005

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Effective September 1, 2005, the Registrant, through its wholly-owned subsidiary, Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida ("StayWell"), entered into Amendment No. 9 to the AHCA Contract between the State of Florida, Agency for Health Care Administration ("AHCA") and StayWell. Effective September 1, 2005, the Registrant, through its wholly-owned subsidiary HealthEase of Florida, Inc. ("HealthEase"), also entered into Amendment No. 8 to the AHCA Contract between AHCA and HealthEase. The amendments, among other things, change the maximum authorized enrollment levels for Medicaid services rendered under the AHCA contracts. Copies of these amendments are attached as Exhibits 10.1 and 10.2, respectively, hereto.

In addition, on September 19, 2005 the Registrant received an executed amendment to Contract No. C-014386, between the New York Department of Health and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant ("WellCare NY"), pursuant to which WellCare NY participates in the New York State Child Health Plus program. The amendment, among other things, extends the period of the contract through December 31, 2005. A copy of the amendment is attached as exhibit 10.3 hereto.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above described amendments. The above descriptions are qualified in their entirety by reference to the complete amendments which are filed as exhibits hereto.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amendment No. 9 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.2 Amendment No. 8 to AHCA contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.3 Amendment to Contract No. C-014386 between the New York Department of Health and WellCare of New York, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

September 20, 2005	By:	/s/ Thaddeus Bereday

Name: Thaddeus Bereday
Title: Senior Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 9 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.2	Amendment No. 8 to AHCA contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.3	Amendment to Contract No. C-014386 between the New York Department of Health and WellCare of New York, Inc.